UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2018

TESSCO Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-33938	52-0729657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11126 McCormick Road, Hunt Valley, Maryland 21031

(Address of principal executive offices) (Zip Code)

(410) 229-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 ITEM 5.07. Submission of Matters to a Vote of Security Holders.

TESSCO Technologies Incorporated (the "Company") held its Annual Meeting of Shareholders on July 18, 2018 (the “Annual Meeting”), at its offices in Timonium, Maryland. Of the 8,426,655 shares of common stock outstanding as of the record date for the Annual Meeting, 6,868,527 shares, or 81.5% of the total shares eligible to vote at the Annual Meeting, were represented in person or by proxy. Four proposals were properly submitted to the shareholders for a vote at the Annual Meeting. These proposals are described as Proposal Nos. 1, 2, 3 and 4 in the Definitive Proxy Statement for the Annual Meeting filed by the Company with the Securities and Exchange Commission in anticipation of the Annual Meeting. No other proposals were properly presented for a vote at the Annual Meeting. The following is a brief description of each matter voted upon at the Annual Meeting, as well as, as applicable, the number of votes cast "for" or "against," or “withheld,” and the number of abstentions and broker non-votes, with respect to each matter, both in person and by proxy.

Proposal No.1 - Election of Directors. Each of Robert B. Barnhill, Jr., John D. Beletic, Jay G. Baitler, Benn R. Konsynski, Ph.D., Paul J. Gaffney, Dennis J. Shaughnessy, Murray Wright and Morton F. Zifferer, Jr. was elected to serve as a member of the Board of Directors of the Company for a term expiring at the Annual Meeting of Shareholders to be held in 2019 and until his successor is duly elected and qualified. The vote on this proposal was as follows:

Director	Votes FOR	Votes WITHHELD	Broker Non-Votes
Robert B. Barnhill, Jr.	5,737,110	189,611	941,806
John D Beletic	5,730,125	196,596	941,806
Jay G. Baitler	5,628,959	297,762	941,806
Paul J. Gaffney	5,644,138	282,583	941,806
Benn Konsynski, PH.D	5,670,843	255,878	941,806
Dennis J. Shaughnessy	5,731,398	195,323	941,806
Murray Wright	5,624,314	302,407	941,806
Morton F. Zifferer, Jr.	5,730,200	196,521	941,806

Proposal No.2 - Ratify Independent Registered Public Accountants. The appointment of Ernst & Young LLP to serve as the Company's independent registered public accounting firm for fiscal year 2019 was ratified. The vote on this proposal was as follows:

FOR	6,842,846
AGAINST	21,918
ABSTAIN	3,763

Proposal No.3 - An advisory vote on named executive officer compensation for the fiscal year ended April 1, 2018.  The shareholders voted to approve, on an advisory (non-binding) basis, the compensation paid to the Company’s named executive officers for the fiscal year ended April 1, 2018, as disclosed in the Company’s Proxy Statement for the 2018 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Tables and other tabular information and related materials. The vote on this proposal was as follows:

FOR	5,679,594
AGAINST	240,630
ABSTAIN	6,497
BROKER NON-VOTES	941,806

Proposal No.4 - A recommendation by advisory vote on the frequency of holding future advisory shareholder votes on named executive officer compensation. The shareholders voted to recommend that advisory (non-binding) votes on the compensation paid to our named executive officers should be put forth to shareholders every year. The vote on this proposal was as follows:

1 YEAR	4,676,030
2 YEARS	17,068
3 YEARS	1,220,567
ABSTAIN	13,056
BROKER NON-VOTES	941,806

The results of this vote will be submitted to the Board of Directors of the Company for its consideration in the determination of the future frequency of advisory voting on Executive Compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESSCO Technologies Incorporated

By:	/s/ Aric M. Spitulnik
Aric M. Spitulnik
Senior Vice President, Chief Financial Officer, and Corporate Secretary

Dated: July 18, 2018